Ministry of Employment and Investment	Event Number: 3203835
Energy and Minerals Division
Mineral Titles Branch	SUB-RECORDER
RECEIVED
DECEMBER 22, 2003
M.R. #2 $10.
VANCOUVER, B.C.

BRITISH
COLUMBIA

Mineral Tenure Act
Section 52

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:	Mineral

Mining Division:	Greenwood

SELLER I, John Kemp Box 866 Grand Forks, B.C. V0H 1N0 250-442-2917 Client Number: 113908	PURCHASER INGENIUM CAPITAL B.C. LTD. 2360 PALMERSTON AVENUE WEST VANCOUVER, B.C. V7V2W1 (604) 763-4880 CLIENT NUMBER: 146092

For and in consideration of the sum of ONE dollar ($1.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD
Glove 2	407217	100%

12/22/03	I declare that I have good title to these tenures and every right
(Date)	to sell the same. In witness whereof I have today signed my
legal name.

/s/ John Kemp
(Signature of Seller)

(Signature of Witness)	*If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.